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EXHIBIT 21

                            SUBSIDIARIES OF U S WEST, INC.
                                A Delaware Corporation
                                As of January 31, 1997

U S WEST Communications Group, Inc., a Colorado corporation

    U S WEST Advanced Technologies, Inc., a Colorado corporation

    U S WEST Business Resources, Inc., a Colorado corporation

    U S WEST Communications, Inc., a Colorado corporation
         El Paso County Telephone Company, a Colorado corporation
         Malheur Home Telephone Company, an Oregon corporation

    U S WEST Communications Federal Services, Inc., a Colorado corporation

    U S WEST Communications Services, Inc., a Colorado corporation

    U S WEST Interprise America, Inc., a Colorado corporation
      (d/b/a !nterprise America, Inc.)

    U S WEST Long Distance, Inc. a Colorado corporation

    U S WEST Enhanced Services, Inc., a Washington corporation

U S WEST Capital Funding, Inc., a Colorado corporation

U S WEST Federal Relations, Inc., a Delaware corporation


U S WEST Investment Management Company, a Colorado corporation
U S WEST Media Group, Inc., a Delaware corporation


    U S WEST Capital Corporation, a Colorado corporation

         U S WEST Capital (America) Inc., a Colorado corporation
         U S WEST Financial Services, Inc., a Colorado corporation
              Commercial Funding, Inc., a New York corporation
              U S WEST Delta, Inc., a Colorado corporation
              USW Finance Corporation, a Colorado corporation
              U S WEST Financial Services Foreign Sales, Inc., a Virgin Islands
                      corporation
              USWFS Leasing 1995, Inc., a Colorado corporation

              New York Cogenco, Inc., a Delaware corporation
              USW Shacres, Inc., a California corporation


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              SIFD ONE, LTD., a Delaware corporation
                   USW FSC ONE, LTD., a Bermuda corporation
              SIFD TWO, LTD., a Delaware corporation
                   USW FSC TWO, LTD., a Bermuda corporation
                   USW FSC THREE, LTD., a Bermuda corporation
              Valertex, Inc., a Texas corporation
         U S WEST Services (America) Inc., a Colorado corporation

    U S WEST Cellular Holdings, Inc., a Delaware corporation

    Continental Cablevision, Inc., a Delaware corporation

    U S WEST Dex, Inc., a Colorado corporation
         Interactive Video Enterprises, Inc., a Colorado corporation LOCALTouch Holdings, Inc., a Colorado corporation
              LOCALTouch Directory Services, Inc., a Colorado corporation Please Hold Promotions, Inc., an Arizona corporation

    U S WEST Interactive Services, Inc., a Colorado corporation

    U S WEST International Holdings, Inc., a Delaware corporation
         U S WEST Cable Europe, Inc., a Colorado corporationU S WEST Cable Partnership Holdings, Inc., a Colorado corporation
         U S WEST Cable Programming Corporation, a Colorado corporation
         U S WEST Czech Cable Company, a Delaware corporationU S WEST Espana Telecommunications, Inc., a Delaware corporation
         U S WEST Europe, Inc., a Colorado corporation
         U S WEST Far East Telecommunications, Inc., a Delaware corporationU S WEST Foreign Investments, Inc., a Colorado corporation
         U S WEST International, Inc., a Colorado corporation
         U S WEST International Systems Group, Inc., a Colorado corporationU S
              WEST ISG Technologies, Inc., a Colorado corporation
         U S WEST Overseas Operations, Inc., a Colorado corporation
         USW PCN, Inc., a Colorado corporation
         RTDC Holdings, Inc., a Delaware corporation
         U S WEST U.K. Cable, Inc., a Colorado corporation
         U S WEST India B.V., a Netherland corporation
         U S WEST International B.V., a Netherlands corporation
              U S WEST Deutschland GmbH, a German corporation
              U S WEST Polska Sp. z. o.o., a Polish corporation
         U S WEST U.K. Limited, a U.K. corporation
              U S WEST International Systems Group Limited, a U.K. corporation U S WEST ISG Installation Services Limited, a U.K. corporation
              U S WEST Marketing Resources (U.K.) Limited, a U.K. corporation U S Westelcom B.V., a Netherlands corporation


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    U S WEST Investments, Inc., a Colorado corporation
         U S WEST Real Estate, Inc., a Colorado corporation
              USW Cardinal I, Inc., an Ohio corporation
              USW Cardinal II, Inc., an Ohio corporation
              USW Fresno, Inc., a Colorado corporation
              USW Lodging, Inc., a Delaware corporation
              NP, Inc., a Colorado corporation
              Taurus Laurel, Inc., a Colorado corporation
              Taurus Properties, Inc., a Colorado corporation Verend, Inc., a Texas corporation

MediaOne of Michigan, Inc., a Delaware corporation

    U S WEST Multimedia Communications, Inc., a Colorado corporation
         MediaOne, Inc., a Georgia corporation
              MediaOne Business Services, Inc., a Colorado corporation MediaOne of Clayton County, Inc., a Georgia corporation MediaOne of Cobb County, Inc., a Georgia corporation MediaOne of Conyers-Rockdale, Inc., a Georgia corporation MediaOne of Fayette County, Inc., a Georgia corporation MediaOne of Fulton County, Inc., a Georgia corporation MediaOne of Georgia, Inc., a Georgia corporation
              MediaOne of Henry County, Inc., a Georgia corporation Peachtree SMATV Corp, a Georgia corporation
              The Classified Channel, Inc., a Georgia corporation

    U S WEST NewVector Group, Inc., a Colorado corporation (d/b/a U S WEST Cellular)
         Ardael, Inc., a Washington corporation
         NewVector Communications, Inc., a Delaware corporation
         U S WEST NewVector Materials, Inc., a Colorado corporation
         Pacific Cellular, Inc., a Washington corporation
         Pacific Telecom Cellular of Colorado, Inc., a Colorado corporation Pacific Telecom Cellular of Whitman, Inc., a Washington corporation U S WEST Paging, Inc., a Minnesota corporation

    U S WEST PCS Holdings, Inc., a Delaware corporation

    U S WEST PCS Services, Inc., a Colorado corporation

U S WEST SPF Co., a Colorado corporation
Western Range Insurance Co., a Vermont corporation